Exhibit 10.3
Execution Copy
INTERCREDITOR AND COLLATERAL
TRUST AGREEMENT
INTERCREDITOR AND COLLATERAL TRUST AGREEMENT (this “Agreement”) dated as of February 28, 2008, among WESTWOOD ONE, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (together with any successor, the “Borrower”); each of the Subsidiaries of the Borrower identified under the caption “SUBSIDIARY GUARANTORS” on the signature pages hereto and any other Subsidiary of the Borrower that becomes a party hereto in accordance with Section 8.13 from time to time after the date hereof (individually, a “Subsidiary Guarantor” and, collectively, the “Subsidiary Guarantors” and, together with the Borrower, the “Obligors”); JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders under the Credit Agreement referred to below (the “Administrative Agent”); the holders of the 2002 Notes (such holders from time to time being referred to as the “Noteholders”) and THE BANK OF NEW YORK, a New York banking corporation, as collateral trustee (in such capacity, together with its successors in such capacity, the “Collateral Trustee”) for the Secured Parties.
The Borrower is party to (a) a Credit Agreement dated as of March 3, 2004 (as modified, supplemented or Refinanced from time to time, the “Credit Agreement”) between the Obligors, the lenders or other financial institutions or entities from time to time parties thereto (the “Lenders”) and the Administrative Agent, and (b) a Note Purchase Agreement dated as of December 3, 2002 (as modified or supplemented from time to time, the “2002 Note Purchase Agreement”) among the Borrower and the purchasers parties thereto, pursuant to which the Borrower has issued Senior Guaranteed Notes, Series A, due November 30, 2009 and Senior Guaranteed Notes, Series B, due November 30, 2012 in an aggregate outstanding principal amount of $200,000,000 as of the date hereof (the “2002 Notes” and, collectively with the 2002 Note Purchase Agreement, the Shared Security Documents and the 2002 Note Guaranty (as defined below), the “2002 Notes Documents”).
Pursuant to the provisions of the 2002 Note Purchase Agreement, the Borrower may not, and may not permit any of its Restricted Subsidiaries to, secure the Credit Agreement Obligations with a Lien on any of its property without equally and ratably securing the 2002 Notes Obligations.
It is a condition precedent to the effectiveness of Amendment No. 2 to the Credit Agreement that the Obligors grant Liens on their property to secure the Credit Agreement Obligations and the 2002 Notes Obligations.
Accordingly, to induce the Lenders to enter into Amendment No. 2 to the Credit Agreement and to equally and ratably secure the 2002 Notes Obligations and the Credit Agreement Obligations, the parties hereto hereby agree as follows:
Section 1. Definitions, Etc.
(a) Defined Terms. As used herein, the following terms shall have the following respective meanings:
“Administrative Agent” has the meaning assigned to such term in the preamble to this Agreement.
“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
Intercreditor and Collateral Trust Agreement

“Borrower” has the meaning assigned to such term in the preamble to this Agreement.
“Casualty Event” means, with respect to any property of any Person, any loss of or damage to, or any condemnation or other taking of, such property for which such Person or any of its Subsidiaries receives insurance proceeds, or proceeds of a condemnation award or other compensation.
“Collateral” means the property from time to time subject to the Liens of the Shared Security Documents.
“Collateral Trustee” has the meaning assigned to such term in the preamble to this Agreement.
“Collateral Trustee’s Fees” means all fees, costs and expenses of the Collateral Trustee of the type described in Section 5.03.
“Credit Agreement” has the meaning assigned to such term in the preamble to this Agreement.
“Credit Agreement Obligations” means, collectively, the principal of and interest and fees on the loans and all other amounts whatsoever now or hereafter from time to time owing to the Credit Agreement Secured Parties by the Obligors under the Credit Agreement and the other Loan Documents (as defined therein), provided that the aggregate outstanding principal amount of the “Credit Agreement Obligations” shall not at any time exceed an amount equal to (i) $195,000,000 plus (ii) the aggregate amount of principal repayments in respect of the 2002 Notes Obligations after the date hereof minus (iii) the aggregate amount of principal repayments after the date hereof in respect of “Credit Agreement Obligations” constituting term loans (except for any such principal repayments with the proceeds of any Refinancing) minus (iv) the aggregate amount of principal repayments after the date hereof in respect of “Credit Agreement Obligations” constituting revolving loans (except for any such principal repayments with the proceeds of any Refinancing) to the extent accompanied by a simultaneous permanent reduction in the Revolving Credit Commitments (as defined in the Credit Agreement). For the avoidance of do doubt, the aggregate principal amount of the Credit Agreement Obligations outstanding at the time of a Refinancing may be increased pursuant to such Refinancing (subject to the proviso contained in this definition).
“Credit Agreement Secured Parties” means, collectively, the Lenders and the Administrative Agent from time to time party to the Credit Agreement.
“Debt Instruments” means, collectively, (i) the Credit Agreement and (ii) the 2002 Notes Documents.
“Default Rate” means (i) with respect to any advance made by a Credit Agreement Secured Party hereunder or under any Shared Security Document, a rate per annum at which interest would then be payable on past due ABR Loans under Section 2.10(c) of the Credit Agreement and (ii) with respect to any advance made by a Noteholder hereunder or under any Shared Security Document, the “Default Rate” as defined in the 2002 Note Purchase Agreement.
Intercreditor and Collateral Trust Agreement

“Distribution Date” means the date on which any funds are distributed by the Collateral Trustee in accordance with the provisions of Section 4.01.
“Dollars” or “$” refers to lawful money of the United States of America.
“Event of Default” means (i) any “Event of Default” under and as defined in the Credit Agreement or (ii) any “Event of Default” under and as defined in the 2002 Note Purchase Agreement.
“Indemnitee” has the meaning assigned to such term in Section 5.03(b).
“Lenders” has the meaning assigned to such term in the preamble to this Agreement.
“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.
“Majority Noteholders” means, at any time, the holders of more than 50% in principal amount of the 2002 Notes outstanding at such time (exclusive of the 2002 Notes then owned by the Borrower or any of its Affiliates).
“Make-Whole Amount” has the meaning assigned to such term in the 2002 Note Purchase Agreement.
“Moody’s” means Moody’s Investors Service, Inc.
“Noteholders” has the meaning assigned to such term in the preamble to this Agreement.
“Obligors” has the meaning assigned to such term in the preamble to this Agreement.
“Permitted Investments” means any of the following investments so long as it is denominated in Dollars:
(i) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof having maturities of not more than one year from the date of acquisition;
(ii) certificates of deposit and eurodollar time deposits with maturities of one year or less from the date of acquisition, bankers’ acceptances with maturities of one year or less from the date of acquisition and overnight bank deposits, in each case with any commercial bank or trust company having capital and surplus in excess of $500,000,000;
(iii) repurchase obligations with a term of not more than thirty days for underlying securities of the types described in clauses (i) and (ii) above entered into with any financial institution meeting the qualifications specified in clause (ii) above;
(iv) commercial paper maturing no more than one year from the date of creation thereof and at the time of acquisition, having a rating of at least P-1 from Moody’s or a rating of at least A-1 from S&P; and
Intercreditor and Collateral Trust Agreement

(v) money market mutual or similar funds having assets in excess of $250,000,000, substantially all the assets of which are comprised of assets specified in clauses (i) through (iv) above.
“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.
“Refinance” shall mean, in respect of any indebtedness, to refinance, extend, renew, defease, amend, modify, supplement, restructure, replace, refund or repay, or to issue other indebtedness, in exchange or replacement for, such indebtedness. “Refinanced” and “Refinancing” shall have the correlative meanings.
“Related Parties” means, with respect to any specified Person, such Person’s affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s affiliates.
“Repaying Person” has the meaning assigned to such term in Section 8.17.
“Required Lenders” means, at any time, Lenders having Loans and unused Commitments under the Credit Agreement representing more than 50% of the sum of the aggregate outstanding principal amount of the Loans and the total unused Commitments under the Credit Agreement at such time.
“Requisite Secured Parties” means, at any time, the Required Lenders and the Majority Noteholders.
“Responsible Officer” means any officer within the corporate trust department of the Collateral Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Collateral Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such Person’s knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Agreement.
“Restricted Subsidiary” means any “Restricted Subsidiary” under and as defined in either the Credit Agreement or the 2002 Note Purchase Agreement.
“Secured Obligations” means, collectively, (i) the Credit Agreement Obligations, (ii) the 2002 Notes Obligations and (iii) all amounts owing by the Obligors to the Collateral Trustee hereunder and under the Shared Security Documents.
“Secured Parties” means, collectively, (i) the Credit Agreement Secured Parties, (ii) the Noteholders and (iii) the Collateral Trustee.
“Shared Amounts” means, collectively, the proceeds of any collection, sale or other realization of all or any part of the Collateral and any Unused Insurance Proceeds, in each case whether pursuant to the Shared Security Documents or otherwise.
“Shared Security Agreement” means the Shared Security Agreement dated the date hereof among the Obligors, the Administrative Agent and the Collateral Trustee.
Intercreditor and Collateral Trust Agreement

“Shared Security Documents” means, collectively, the Shared Security Agreement and any other pledge agreements, security agreements, assignment agreements, mortgages, deeds of trust or other instruments providing for collateral security on property of the Obligors from time to time executed by any Obligor in favor of the Collateral Trustee for the benefit of the Secured Parties.
“S&P” means Standard & Poor’s, a division of the McGraw Hill Companies.
“Subsidiary” means, as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.
“Subsidiary Guarantors” has the meaning assigned to such term in the preamble to this Agreement.
“Triggering Event” means the occurrence of any of the following: (i) the failure to pay the principal amount of the Loans under the Credit Agreement, or 2002 Notes, upon final maturity, (ii) the occurrence of any “Event of Default” under and as defined in the Credit Agreement, (iii) the occurrence of any “Event of Default” under and as defined in the 2002 Note Purchase Agreement, or (iv) the acceleration of the principal amount of the Secured Obligations under the terms of any of the Credit Agreement or the 2002 Notes Documents.
“Trust Estate” means the right, title and interest of the Collateral Trustee in, to and under the Shared Security Documents.
“2002 Note Guaranty” means the “Subsidiary Guaranty” as defined in the 2002 Note Purchase Agreement.
“2002 Note Purchase Agreement” has the meaning assigned to such term in the preamble to this Agreement.
“2002 Notes” has the meaning assigned to such term in the preamble to this Agreement.
“2002 Notes Documents” has the meaning assigned to such term in the preamble to this Agreement.
“2002 Notes Obligations” means the obligations of the Borrower to pay the principal of, and interest and Make-Whole Amount on, the 2002 Notes and all other obligations of the Obligors under the 2002 Notes Documents, provided that the aggregate outstanding principal amount of the “2002 Notes Obligations” shall not at any time exceed an amount equal to (i) $200,000,000 minus (ii) the aggregate amount of principal repayments after the date hereof in respect of the 2002 Notes Obligations.
“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York.
Intercreditor and Collateral Trust Agreement

“Unused Insurance Proceeds” means all proceeds in respect of any Casualty Event with respect to property of any Obligor (other than business interruption insurance) not reasonably promptly applied to the repair or replacement of the affected property to which such proceeds relate (or to the payment of taxes or other expenses related to such property or the repayment of any indebtedness secured thereby).
(b) Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Sections shall be construed to refer to Sections of this Agreement and (v) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
Section 2. Representations and Warranties by Obligors. Each Obligor represents and warrants to the Lenders and the Noteholders that:
2.01. Organization; Powers. Each Obligor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.
2.02. Authorization; Enforceability. The execution, delivery and performance by each Obligor of this Agreement and the Shared Security Documents, as applicable, are within such Obligor’s corporate or partnership powers and have been duly authorized by all necessary corporate or partnership and, if required, by all necessary shareholder or partner action. This Agreement has been duly executed and delivered by each Obligor and constitutes, and each of the Shared Security Documents to which it is a party when executed and delivered by such Obligor will constitute, a legal, valid and binding obligation of such Obligor, enforceable against each Obligor in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
2.03. Governmental Approvals; No Conflicts. The execution, delivery and performance by each Obligor of this Agreement and the Shared Security Documents (a) do not require any consent or approval of, registration or filing with, or any other action by, any governmental authority, except for (i) such as have been obtained or made and are in full force and effect and (ii) filings and recordings in respect of the Liens created pursuant to the Shared Security Documents, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of any Obligor or any order of any governmental authority, (c) will not violate or result in a default under any indenture or any material agreement or other material instrument binding upon such Obligor’s assets, or give rise to a right thereunder to require any payment to be made by any such Person under any such material agreement or instrument, and (d) except for the Liens created pursuant to the Shared Security Documents, will not result in the creation or imposition of any Lien on any asset of any Obligor.
Intercreditor and Collateral Trust Agreement

Section 3. Declaration and Acceptance of Trust; Remedies.
3.01 Declaration and Acceptance of Trust. The Collateral Trustee hereby declares, and each of the Obligors agrees, that the Collateral Trustee holds the Trust Estate as trustee in trust under this Agreement for the equal and ratable benefit of the Secured Parties as provided herein. By acceptance of the benefits of this Agreement and the Shared Security Documents, each Secured Party (whether or not a signatory hereto) (i) consents to the appointment of the Collateral Trustee as trustee hereunder, (ii) confirms that the Collateral Trustee shall have the authority to act as the exclusive agent of such Secured Party for enforcement of any remedies under or with respect to the Shared Security Documents and the giving or withholding of any consent or approval relating thereto or any Obligor’s obligations thereunder and (iii) agrees that, except as expressly provided in this Agreement, it shall not take any action to enforce any of such remedies or give any such consents or approvals.
3.02 Determinations Relating to Collateral. In the event (i) the Collateral Trustee shall at any time receive any written request from any Obligor under a Shared Security Document for consent or approval with respect to any matter or thing relating thereto or such Obligor’s obligations thereunder or (ii) there shall be due to or from the Collateral Trustee under the provisions of any Shared Security Document any performance or the delivery of any instrument or (iii) a Responsible Officer of the Collateral Trustee shall receive written notice of any nonperformance by any Obligor of any covenant or any breach of any representation or warranty set forth in any Shared Security Document, then, in each such event, the Collateral Trustee shall give notice to the Administrative Agent, each Noteholder and the Borrower of the matter or thing as to which consent has been requested or the performance or instrument or other document required to be delivered or the nonperformance or breach of which the Collateral Trustee has received written notice. Subject to Section 7.01, the Requisite Secured Parties shall at all times have the exclusive authority to direct the Collateral Trustee’s response to any of the events or circumstances contemplated in clauses (i), (ii) or (iii) above, and the Collateral Trustee shall not act in respect of any such events or circumstances without such direction.
3.03 Remedies.
(a)  Notice of Triggering Event. Upon becoming aware of the occurrence of any Triggering Event, the Borrower shall promptly give written notice thereof to the Collateral Trustee, and the Collateral Trustee shall promptly notify the Secured Parties in writing that a Triggering Event has occurred.
(b)  Directions to Collateral Trustee. The Requisite Secured Parties shall at all times (whether before or after the occurrence of a Triggering Event) have the right and authority to direct the time, method and place of conducting any proceeding for the exercise of any right or remedy available to the Collateral Trustee with respect to the Collateral, or of exercising any trust or power conferred on the Collateral Trustee, or for the taking of any other action authorized by the instruments comprising the Trust Estate (including the making of any determinations to be made by the Collateral Trustee thereunder), and the Collateral Trustee shall not exercise any such right, remedy, trust or power, or take any such other action, without such direction.
3.04 Right to Make Advances. In the event an advance of funds shall at any time be required in the reasonable judgment of the Administrative Agent or the Majority Noteholders for the preservation or maintenance of any Collateral, any Secured Party shall be entitled to make such advance after reasonable notice to the Borrower of its intention to do so but without notice to any other Secured Party. Each such advance shall be repaid, with interest at the applicable Default Rate, by the Borrower upon demand by the Secured Party that made such advance and in any event, whether or not such demand shall have been made, out of the proceeds of any Collateral distributed pursuant to clause First of Section 4.01. In the event the Collateral Trustee or any Secured Party shall receive any funds which, under this Section 3.04, belong to any other Secured Party, such Secured Party shall remit such funds promptly to the Collateral Trustee for distribution to such other Secured Party and prior to such remittance shall hold such funds in trust for such other Secured Party.
Intercreditor and Collateral Trust Agreement

3.05 Nature of Secured Parties’ Rights. All of the Secured Parties shall be bound by any instruction or direction given by the Requisite Secured Parties pursuant to this Section 3.
Section 4. Application of Certain Amounts.
4.01 Application of Proceeds. Except as otherwise herein expressly provided and notwithstanding anything to the contrary set forth in the Debt Instruments, (i) the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant to any of the Shared Security Documents, (ii) prior to the execution and delivery of each of the account control agreements, in form reasonably satisfactory to the Requisite Secured Parties, relating to the Deposit Accounts and the Securities Accounts described in Annex 4 to the Shared Security Agreement (the “Bank Accounts”) by the parties thereto, the proceeds of any collection, sale or other realization with respect to any Collateral held in the Bank Accounts at any time when a Triggering Event shall have occurred and be continuing, (iii) any other cash at the time held by the Collateral Trustee under this Agreement or any of the Shared Security Documents, and (iv) at any time that a Triggering Event shall have occurred and be continuing, the proceeds of any Shared Amounts received by the Collateral Trustee or any Secured Party, shall be applied by the Collateral Trustee as soon as practicable after receipt (or as and when required by the relevant Shared Security Document) as follows:
First, to the Collateral Trustee in an amount equal to the Collateral Trustee’s Fees which are unpaid as of the applicable Distribution Date and to any Secured Party which has theretofore advanced or paid any such Collateral Trustee’s Fees in an amount equal to the amount thereof so advanced or paid by such Secured Party and to reimburse to any Secured Party the amount of any advance made pursuant to Section 3.04 (with interest thereon at the applicable Default Rate);
Second, after and giving effect to the payment in full of the Secured Obligations referred to in clause First above, to the Secured Parties equally and ratably, each in proportion to the amount of Secured Obligations then held by them (whether or not then due and payable), until all the Secured Obligations have been paid in full (or monies set aside for such payment in full as provided in the next paragraph), provided that (and notwithstanding the last paragraph of this Section 4.01) if the 2002 Notes have not become due and payable pursuant to Section 12.1 of the 2002 Note Purchase Agreement, for purposes of this clause Second, the Secured Obligations shall only include the Credit Agreement Obligations and the 2002 Notes Obligations in respect of those 2002 Notes as to which the Company’s offer of prepayment pursuant to Section 8.7 of the 2002 Note Purchase Agreement has been accepted; and
Finally, after payment in full of all Secured Obligations and the termination of all of the commitments under the Credit Agreement, to the applicable Obligor or its successors or assigns, as its interests may appear.
Subject to the proviso in clause Second above, in the event that at the time of any application of monies pursuant to clause Second above any or all of the Secured Obligations held by any Secured Party shall not have been declared (or become) due and payable, then on the date of such application, the Collateral Trustee shall set aside monies equal to the portion of such Secured Obligations that would otherwise have been paid to such Secured Party (including interest that would accrue on such portion during the 365-day period following such date if the interest rate in effect on such date remained in effect during such period) into a segregated collateral account for the exclusive right and benefit of such Secured Party, provided that any monies that remain in such collateral account for 365 or more days after such Secured Obligations of such Secured Party have become payable (and any monies in such account that remain after payment of such portion, together with accrued interest thereon to the date of such payment) shall be applied by the Collateral Trustee in the order of priority set forth in this Section 4.01. Amounts held in any such collateral account shall be invested in such Permitted Investments as directed by the Requisite Secured Parties.
Intercreditor and Collateral Trust Agreement

4.02 Reliance by Collateral Trustee; Payments. The Collateral Trustee shall be entitled to conclusively rely upon a certificate from the Administrative Agent as to the aggregate amount of Credit Agreement Obligations that on any Distribution Date are held by any Credit Agreement Secured Party and as to the amount thereof that are due and payable, and shall, except to the extent provided in the second paragraph of Section 4.01, remit the amount of any cash to be applied pursuant to clause Second of Section 4.01 to the Credit Agreement Obligations that are then due and payable directly to the Administrative Agent. Similarly, the Collateral Trustee shall be entitled to conclusively rely upon a certificate from each Noteholder as to the aggregate amount of 2002 Notes Obligations that on any Distribution Date are held by each such Noteholder and as to the amount thereof that are due and payable, and shall, except to the extent provided in the second paragraph of Section 4.01, remit the amount of any cash to be applied pursuant to clause Second of Section 4.01 ratably to the 2002 Notes Obligations that are then due and payable as set forth in the payment instructions in Schedule A to the 2002 Note Purchase Agreement or, as to any Noteholder, as such Noteholder shall have advised the Collateral Trustee after the date hereof.
4.03 Payment Provisions. For the purposes of applying the provisions of Section 4.01, all interest and Make-Whole Amount to be paid on any of the Secured Obligations pursuant to the terms of any Debt Instrument shall, as among the Secured Parties and irrespective of whether such interest or Make-Whole Amount is or would be recognized or allowed in any bankruptcy or similar proceeding, be treated as a Secured Obligation for purposes hereof.
4.04 Turnover by Secured Parties. Each Secured Party hereby agrees that if it receives any Shared Amount at any time that a Triggering Event shall have occurred and be continuing, it shall promptly pay such Shared Amount to the Collateral Trustee for distribution in accordance with Section 4.01.
4.05 Extent of Satisfaction of Secured Obligations. Each Obligor agrees that any Shared Amount received by a Secured Party, as between such Obligor and such Secured Party, shall be deemed to discharge the Secured Obligations held by such Secured Party only to the extent of the amount or amounts of such Secured Obligations to which such Secured Party applies the portion of such Shared Amount distributed to it under Section 4.01.
Section 5. Agreements with Collateral Trustee.
5.01 Delivery of Debt Instruments. On or before the date hereof, the Borrower shall have delivered to the Collateral Trustee a true and complete copy of each of the Debt Instruments as in effect on the date hereof. Promptly upon the execution thereof, the Borrower shall deliver to the Collateral Trustee a true and complete copy of any and all amendments, modifications or supplements to any Debt Instrument.
5.02 Information as to Holders. The Borrower shall deliver to the Collateral Trustee promptly (but in any event not later than 10 days) after request by the Collateral Trustee, a list setting forth (as of the date requested therein), (a) for each Debt Instrument pursuant to which any Credit Agreement Obligations are outstanding and for the 2002 Notes, (i) the aggregate principal amount outstanding thereunder, (ii) the interest rate or rates then in effect thereunder, and (iii) the names of the holders thereof and the unpaid principal amount thereof owing to each such holder. In addition, the Borrower shall furnish to the Collateral Trustee promptly (but in any event not later than 10 days) after a request therefor a list (as of the date requested therein) setting forth the name and address of each party to whom notices must be sent under (x) the Debt Instruments pursuant to which any Credit Agreement Obligations are outstanding, and (y) the 2002 Notes Documents, and the Borrower agrees to furnish promptly to the Collateral Trustee any changes or additions to such list.
Intercreditor and Collateral Trust Agreement

5.03 Expenses; Indemnity; Damage Waiver.
(a) Costs and Expenses. The Obligors jointly and severally agree to pay (i) to the Collateral Trustee, from time to time upon demand, compensation (which shall not be limited by any provision of law in regard to compensation of a trustee of an express trust) for its services hereunder and for administering the Trust Estate, as heretofore or from time to time agreed upon in writing in the form of a fee letter between the Collateral Trustee and the Borrower, which fee letter shall be approved by the Requisite Secured Parties, (ii) all reasonable out-of-pocket expenses incurred by the Collateral Trustee and its affiliates, including the reasonable fees, charges and disbursements of counsel for the Collateral Trustee, in connection with the preparation and administration of this Agreement or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (iii) all out-of-pocket expenses incurred or required to be advanced by the Collateral Trustee in connection with the administration of the Trust Estate or the preservation, protection or defense of the Collateral Trustee’s rights under this Agreement and in and to the Collateral and the Trust Estate, (iv) all out-of-pocket expenses incurred by the Collateral Trustee, including the fees, charges and disbursements of any counsel for the Collateral Trustee, in connection with the enforcement or protection of its rights in connection with this Agreement, including its rights under this Section 5.03, including in connection with any workout, restructuring or negotiations in respect thereof and (v) all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated by this Agreement or any other document referred to therein.
(b) Indemnification by the Obligors. The Obligors jointly and severally agree to indemnify the Collateral Trustee, each Secured Party and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the transactions contemplated hereby, or (ii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. The benefit of this Section 5.03(b) shall survive the termination of this Agreement.
(c) Waiver of Consequential Damages, Etc. To the extent permitted by applicable law, no Obligor shall assert, and each Obligor hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby.
(d) Payments. All amounts due under this Section 5.03 shall be payable promptly after written demand therefor.
Intercreditor and Collateral Trust Agreement

5.04 Further Assurances. At any time and from time to time, upon the written request of the Collateral Trustee, and at the expense of the Obligors, each Obligor shall promptly execute and deliver any and all such further instruments and documents and take such further action as is necessary or desirable or as the Collateral Trustee may reasonably deem necessary or desirable in obtaining the full benefits of this Agreement.
Section 6. The Collateral Trustee.
6.01 Certain Duties. The Collateral Trustee’s duties in respect of the Trust Estate shall include the taking of action with respect to applications of the Obligors or others for consents, waivers, releases or other matters relating to the Trust Estate or the Collateral as is explicitly required of the Collateral Trustee pursuant to the terms hereof and the prosecution following any Event of Default of any action or proceeding or the taking of any nonjudicial remedial action as shall be determined to be required pursuant to the provisions of Sections 3.02 and 3.03. The Collateral Trustee’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under the UCC or otherwise, shall be to deal with such Collateral in the same manner as it customarily deals with similar collateral of other parties held by it.
6.02 Exculpatory Provisions.
(a)  No Representations. The Collateral Trustee shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties herein contained, all of which are made solely by the Obligors. The Collateral Trustee makes no representations as to the value or condition of the Trust Estate or any part thereof, or as to the title of the Obligors thereto, or as to the security afforded by the Shared Security Documents or this Agreement, or as to the validity, execution (except its own execution thereof), enforceability, legality or sufficiency of the Shared Security Documents or this Agreement or of the Secured Obligations, and the Collateral Trustee shall incur no liability or responsibility with respect to any such matters. The Collateral Trustee shall not be responsible for insuring the Trust Estate or for the payment of taxes, charges, assessments or Liens upon the Trust Estate or otherwise as to the maintenance of the Trust Estate, including as to the preparation or filing of any Uniform Commercial Code financing statements.
(b)  Limitations upon Duties. The Collateral Trustee shall not be required to ascertain or inquire as to the performance by any Obligor or any other Person of any of the covenants or agreements contained herein, in the Shared Security Documents or in any Debt Instrument or any other agreement or instrument referred to therein. Whenever it is necessary for the Collateral Trustee to ascertain the amount of Secured Obligations then held by a Secured Party, the Collateral Trustee may conclusively rely on a certificate of the Administrative Agent (in the case of the Credit Agreement Obligations) or any Noteholder (as to the 2002 Notes Obligations held by such Noteholder) as to such amount.
(c) Limitations upon Liability. The Collateral Trustee shall not be personally liable for any action taken or omitted to be taken by it in accordance with this Agreement, the Shared Security Documents or any Debt Instrument, except for such actions or omissions that are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of the Collateral Trustee. The Collateral Trustee and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower and its Subsidiaries as though the Collateral Trustee were not the collateral trustee hereunder. The Collateral Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Agreement.
(d) Limitations upon Consequential Damages. In no event shall the Collateral Trustee be responsible or liable for special, indirect or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Collateral Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.
Intercreditor and Collateral Trust Agreement

(e) Limitations upon Duties with Respect to the Collateral. Beyond the exercise of reasonable care in the custody thereof, the Collateral Trustee shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto, and the Collateral Trustee shall not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or otherwise perfecting or maintaining the perfection of any security interest in the Collateral. The Collateral Trustee shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property and shall not be liable or responsible for any loss or diminution in the value of any of the Collateral, by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the Collateral Trustee in good faith.
The Collateral Trustee shall not be responsible for the existence, genuineness or value of any of the Collateral; for the validity, perfection, priority or enforceability of the liens in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes gross negligence or willful misconduct on the part of the Collateral Trustee; for the validity or sufficiency of the Collateral or any agreement or assignment contained therein; for the validity of the title of either of the Obligors to the Collateral; for insuring the Collateral; or for the payment of taxes, charges, assessments or liens upon the Collateral or otherwise as to the maintenance of the Collateral.
6.03 Delegation of Duties. The Collateral Trustee may execute any of the trusts or powers hereof and perform any duty hereunder either directly or by or through agents or attorneys-in-fact which it shall select with due care. The Collateral Trustee shall not be responsible for the gross negligence or willful misconduct of any agents or attorneys-in-fact selected by it with due care.
6.04 Reliance by Collateral Trustee.
(a) Reliance upon Certificates of Borrower. Whenever in the administration of the trusts of this Agreement the Collateral Trustee shall deem it necessary or advisable that a matter be proved or established in connection with the taking of any action hereunder by the Collateral Trustee, such matter (unless other evidence in respect thereof be herein or in the Shared Security Documents specifically prescribed) may be deemed to be conclusively provided or established by a certificate of an officer of the Borrower delivered to the Collateral Trustee, and such officers’ certificate shall be full warranty to Collateral Trustee for any action taken, suffered or omitted in reliance thereon.
(b) Consultation with Counsel. The Collateral Trustee may consult with counsel of its own selection, and any opinion or advice of such counsel (which may be in-house counsel for the Collateral Trustee) shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in accordance therewith. The Collateral Trustee shall have the right at any time to seek instructions concerning the administration of the Trust Estate from any court of competent jurisdiction.
(c) Reliance upon Resolutions, Etc. The Collateral Trustee may conclusively rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document (whether in its original or facsimile form) which it has no reason to believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of electronic transmissions, to have been sent by the proper party or parties. The Collateral Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Collateral Trustee and conforming to the requirements of this Agreement or the Shared Security Documents.
Intercreditor and Collateral Trust Agreement

(d) Limitations on Actions to be Taken. The Collateral Trustee shall not take any action hereunder or under any Shared Security Document without the written consent of the Requisite Secured Parties, except for any such action that the Collateral Trustee is specifically required to take hereunder or under any Shared Security Document.
(e) Reliance upon Instruction. All of the Noteholders shall be bound by any instruction or direction given by the Majority Noteholders, and all of the Lenders shall be bound by any instruction or direction given by the Required Lenders, in each case subject to Section 8.02.
6.05 Limitations on Duties of Collateral Trustee. The Collateral Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the direction of the Requisite Secured Parties. Upon reasonable prior notice, the Collateral Trustee shall make available for inspection and copying during normal business hours by any Secured Party each certificate or other paper furnished to the Collateral Trustee by any Obligor, the Administrative Agent, any Lender or any Noteholder under or in respect of this Agreement, the Shared Security Documents or any portion of the Trust Estate.
6.06 Moneys to be Held in Trust. All moneys received by the Collateral Trustee under or pursuant to any provision of this Agreement shall be held in trust for the purposes for which they were paid or are held.
6.07 Resignation and Replacement of Collateral Trustee.
(a)  Resignation and Removal.
(i) The Collateral Trustee may at any time, by giving 45 days’ prior written notice to the Borrower, the Noteholders and the Administrative Agent, resign and be discharged of the responsibilities hereby created, such resignation to become effective upon the earlier of (i) 45 days from the date of such notice and (ii) the appointment of a successor collateral trustee or collateral trustees by the Requisite Secured Parties.
(ii) The Collateral Trustee may be removed at any time (i) for breach of this Agreement or any Shared Security Agreement, by notice from either the Required Lenders or the Majority Noteholders to the Collateral Trustee, the Borrower and the other Secured Parties or (ii) without cause, by notice from the Requisite Secured Parties to the Collateral Trustee, the Borrower and the other Secured Parties. Such removal shall be effective as of the time specified in such notice.
(iii) If no successor collateral trustee or collateral trustees shall be appointed and approved within 45 days from the date of the giving of the aforesaid notice of resignation or prior to the effective date of the aforesaid notice of removal, the Collateral Trustee (notwithstanding the termination of all of its other duties and obligations hereunder by reason of such resignation or removal), any Secured Party or the Borrower may, at the expense of the Borrower, apply to any court of competent jurisdiction to appoint a successor collateral trustee or collateral trustees (which may be an individual or individuals) to act until such time, if any, as a successor collateral trustee or collateral trustees shall have been appointed as above provided. Any successor collateral trustee or collateral trustees so appointed by such court shall immediately and without further act be superseded by any successor collateral trustee or collateral trustees approved by the Requisite Secured Parties as above provided. In connection with the foregoing, the Borrower hereby agrees with the Secured Parties to pay the fees, costs and expenses of any successor Collateral Trustee, and to provide indemnification to any successor Collateral Trustee, to the same extent as it provides the same to the predecessor Collateral Trustee.
Intercreditor and Collateral Trust Agreement

(b) Appointment of Successor Collateral Trustee. If at any time the Collateral Trustee shall resign, be removed or otherwise become incapable of acting, or if at any time a vacancy shall occur in the office of Collateral Trustee for any other cause, a successor collateral trustee or collateral trustees may be appointed by the Requisite Secured Parties, provided that, so long as no Triggering Event has occurred and is continuing, any such appointment shall be subject to the prior written consent of the Borrower (which consent shall not unreasonably be withheld) except with respect to any such appointment of a Secured Party or any of its Affiliates, and the powers, duties, authority and title of the predecessor collateral trustee or collateral trustees terminated and canceled without procuring the resignation of such predecessor collateral trustee or collateral trustees, and without any other formality (except as may be required by applicable law) other than appointment and designation of a successor collateral trustee or collateral trustees in writing, duly acknowledged, delivered to the predecessor collateral trustee or collateral trustees, and filed for record in each public office, if any, in which this Agreement is required to be filed.
(c) Rights of Successor Collateral Trustee. The appointment and designation referred to in Section 6.07(b) shall, after any required filing, be full evidence of the right and authority to make the same and of all the facts therein recited, and this Agreement shall vest in such successor collateral trustee or collateral trustees, without any further act, deed or conveyance, all of the estate and title of its predecessor or their predecessors, and upon such filing for record the successor collateral trustee or collateral trustees shall become fully vested with all the estates, properties, rights, powers, trusts, duties, authority and title of its predecessor or their predecessors; but such predecessor or predecessors shall, nevertheless, on the written request of the Requisite Secured Parties or any successor collateral trustee or collateral trustees, execute and deliver an instrument transferring to such successor or successors all the estates, properties, rights, powers, trusts, duties, authority and title of such predecessor or predecessors hereunder and shall deliver all securities and moneys held by it or them to such successor collateral trustee or collateral trustees.
(d) Filings at Expense of Borrower. Any required filing for record of the instrument appointing a successor collateral trustee or collateral trustees as hereinabove provided shall be done by and at the expense of the Borrower.
6.08 Qualifications of Successors to Collateral Trustee. Except as permitted by Section 6.07(a)(iii), any successor to the Collateral Trustee appointed pursuant to Section 6.07 shall be a bank or trust company in good standing and having power so to act, incorporated under the laws of the United States of America or any State thereof or the District of Columbia, and having its principal corporate trust office within the forty-eight contiguous States, and shall also have capital, surplus and undivided profits of not less than $500,000,000.
6.09 Merger of Collateral Trustee. So long as such Person shall meet the requirements of Section 6.08, any Person into which the Collateral Trustee may be merged, or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Collateral Trustee shall be a party, or any Person acquiring all or substantially all of the corporate trust business of the Collateral Trustee, shall be the Collateral Trustee under this Agreement without the execution or filing of any paper or any further act on the part of the parties hereto. Any such Person shall give prompt written notice to the Secured Parties and the Borrower of any such merger, consolidation or acquisition.
Intercreditor and Collateral Trust Agreement

6.10 Appointment of Additional and Separate Collateral Trustee. Whenever (i) the Collateral Trustee or the Requisite Secured Parties shall deem it necessary or prudent in order to conform to any law of any jurisdiction in which all or any part of the Collateral shall be situated or to make any claim or bring any suit with respect to or in connection with the Collateral, or (ii) the Collateral Trustee shall be advised by counsel that it is so necessary or prudent in the interest of the Secured Parties, then, in any such case, the Collateral Trustee shall execute and deliver from time to time all instruments and agreements necessary or proper to constitute another bank or trust company or one or more Persons approved by the Collateral Trustee either to act as additional trustee or trustees of all or any part of the Trust Estate, jointly with the Collateral Trustee, or to act as separate trustee or trustees of all or any part of the Trust Estate, in any such case with such powers as may be provided in such instruments or agreements, and to vest in such bank, trust company or Person as such additional trustee or separate trustee, as the case may be, any property, title, right or power of the Collateral Trustee deemed necessary or advisable by the Collateral Trustee. Each of the Obligors hereby consents to all actions taken by the Collateral Trustee under the foregoing provisions of this Section 6.10.
Section 7. Release of Trust Estate and Collateral; Expiration of Certain Rights.
7.01 Release of Trust Estate; Expiration of Certain Rights.
(a) Termination of Trust Estate. Notwithstanding any contrary provision herein, the Trust Estate shall terminate and be released upon (i) the release of all Collateral pursuant to Section 7.02 or (ii) payment in full of all Secured Obligations and termination of all commitments to provide financing thereunder. Promptly after such termination, the Collateral Trustee shall, at the expense of the Borrower, cause to be delivered to the Borrower, without any recourse, warranty or representation whatsoever, any Collateral then held by it and shall, at the expense of the Borrower, execute and deliver to the Borrower such releases or other documentation as shall be reasonably requested by the Borrower to effect the termination and/or release of the Trust Estate.
(b) Partial Release of Collateral upon Sale or Other Disposition. So long as no Triggering Event is continuing, the Lien created by the Trust Estate in respect of any property constituting Collateral shall be released upon (i) the sale or other disposition of such property in a transaction permitted under the Credit Agreement and the 2002 Note Purchase Agreement and (ii) delivery by the Borrower to the Collateral Trustee of a certificate of a senior officer of the Borrower certifying that such sale or other disposition complies with the terms of the Credit Agreement and the 2002 Note Purchase Agreement. In connection with such release, the Collateral Trustee shall cause to be delivered to the Borrower, without any recourse, warranty or representation whatsoever, any Collateral then held by it which is the subject of such release and shall, at the expense of the Borrower, execute and deliver to the Borrower such releases or other documentation as shall be reasonably requested by the Borrower to effect such release.
7.02 Releases of Collateral Approved by Requisite Secured Parties. Except as provided in Section 7.01 and subject to Section 8.02, the Lien of the Shared Security Documents may, at any time, be released in whole or in part by the Collateral Trustee only pursuant to written directions signed by the Requisite Secured Parties.
7.03 Amendments of Shared Security Documents. Subject to Section 8.02, the Collateral Trustee shall enter into an amendment, supplement or waiver of any Shared Security Document pursuant to notice from the Requisite Secured Parties but shall not otherwise do so; provided that the Collateral Trustee shall not be obligated to execute any such amendment, supplement or waiver that affects the Collateral Trustee’s own rights, duties or immunities under this Agreement or the Shared Security Documents.
Intercreditor and Collateral Trust Agreement

Section 8. Miscellaneous.
8.01 Equal and Ratable Security. The Secured Parties agree that this Agreement and the Shared Security Documents satisfy the requirement of Section 10.5(k) of the 2002 Note Purchase Agreement that the 2002 Notes be equally and ratably secured with the Credit Agreement Obligations in respect of the Collateral.
8.02 Amendments, Supplements and Waivers. This Agreement and any other Shared Security Document may be waived, altered or amended at any time only by an instrument in writing executed by the Obligors and the Requisite Secured Parties; provided that no such waiver, alteration or amendment shall
(i) change Section 4.01 without the consent of each Secured Party adversely affected thereby;
(ii) change any of the provisions of this Section 8.02 or the definitions of the terms “Majority Noteholders”, “Required Lenders”, “Requisite Secured Parties” or any other provision hereof specifying the number or percentage of Secured Parties required to amend any rights hereunder, give any notice or make any determination hereunder, without the consent of each Secured Party adversely affected thereby;
(iii) release all or substantially all of the Collateral without the consent of each Secured Party; or
(iv) without the Collateral Trustee’s consent, be effective to the extent it affects the Collateral Trustee’s rights, duties or immunities under this Agreement or the Shared Security Documents.
8.03 Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by electronic transmission, as follows:
(i)  if to any Obligor, to it at 40 West 57th Street, 15th Floor, New York, New York 10019, Attention of Gary Yusko (Telecopy No. (212) 445-0356; Telephone No. (212) 373-5311), with a copy Attention of David Hillman, Esq. (Telecopy No. (212) 641-2198; Telephone No. (212) 641-2075), with an additional copy to Lowenstein Sandler PC, 1251 Avenue of the Americas, New York, New York 10020 (Telecopy No. (973) 422-6809; Telephone No. (212) 262-6700), Attention of Lowell A. Citron, Esq.;
(ii)  if to the Collateral Trustee, to The Bank of New York, 101 Barclay Street, New York, New York 10286, Attention of Corporate Trust Administration (Telecopy No. (212) 815-5704; Telephone No. (212) 815-5445);
(iii) if to the Administrative Agent, to JPMorgan Chase Bank, N.A., 1111 Fannin, 10th Floor, Houston, Texas 77002, Attention of Rebecca Scott (Telecopy No. (713) 750-2938; Telephone No. (713) 750-7920), with a copy to JPMorgan Chase Bank, N.A., 270 Park Avenue, 4th Floor, New York, New York 10017, Attention of Ann B. Kerns (Telecopy No. (212) 270-5127; Telephone No. (212) 270-8916); and
(iv) if to any Noteholder, to it at the address specified in Schedule A to the 2002 Note Purchase Agreement;
or, in the case of any party, at such other address as shall be designated by it in a written notice to each of the other parties. All such notices and other communications given in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.
Intercreditor and Collateral Trust Agreement

8.04 Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.
8.05 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
8.06 Dealings with the Obligors. Upon any application or demand by any Obligor to the Collateral Trustee to take or permit any action under any of the provisions of this Agreement or under any Shared Security Document, such Obligor shall furnish to the Collateral Trustee a certificate of an appropriate officer and an opinion of counsel stating that all conditions precedent, if any, provided for in this Agreement or such Shared Security Document relating to the proposed action have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Agreement or the Shared Security Documents relating to such particular application or demand, no additional certificate or opinion need be furnished.
8.07 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each Obligor, the Secured Parties and each holder of any of the Secured Obligations (provided that no Obligor shall assign or transfer its rights or obligations hereunder without the prior written consent of the Collateral Trustee and the Requisite Secured Parties).
8.08 Governing Law; Jurisdiction; Etc.
(a) Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York, excluding choice of law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.
(b) Submission to Jurisdiction. Each party to this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement and each Shared Security Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in the State of New York or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Trustee or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or any Shared Security Document against any Obligor or its properties in the courts of any jurisdiction.
(c) Waiver of Venue. Each party to this Agreement hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any Shared Security Document in any court referred to in paragraph (b) of this Section 8.08. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
Intercreditor and Collateral Trust Agreement

(d) Service of Process. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 8.03. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
8.09 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement by electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.
8.10 Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE SHARED SECURITY DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.10.
8.11 No Waiver. No failure on the part of any Secured Party to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by any Secured Party of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.
8.12 Survival. The provisions of Section 5.03 and Section 6 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the resignation or removal of the Collateral Trustee, the repayment of the Secured Obligations and the termination of the commitments under the Credit Agreement.
8.13 Additional Obligors. As contemplated in Section 6.08 of the Credit Agreement and Section 9.6 of the 2002 Note Purchase Agreement, a new Restricted Subsidiary of the Borrower formed or acquired by the Borrower after the date hereof may become a “Subsidiary Guarantor” under the Credit Agreement and the 2002 Note Purchase Agreement and an “Obligor” under the Shared Security Documents and this Agreement by executing and delivering to the Administrative Agent, the Noteholders and the Collateral Trustee an Assumption Agreement in the form of Exhibit B to the Credit Agreement and a joinder agreement in the form of Annex 1 to the Subsidiary Guaranty (as such term is defined in the 2002 Note Purchase Agreement). Accordingly, upon the execution and delivery of any such Assumption Agreement and joinder agreement by any such Restricted Subsidiary, such new Restricted Subsidiary shall automatically and immediately, and without any further action on the part of any Person, become an “Obligor” for all purposes of this Agreement.
Intercreditor and Collateral Trust Agreement

8.14 No Duties of the Secured Parties. Each of the Collateral Trustee, the Administrative Agent and the Noteholders agrees that (i) except as specifically herein provided with respect to the Collateral Trustee, (a) none of the Secured Parties shall have any duties or obligations hereunder and, without limiting the generality of the foregoing, none of the Secured Parties shall be subject to any fiduciary or other implied duties and none of the Secured Parties shall have any duty to take any discretionary action or exercise any discretionary powers hereunder and (b) none of the Secured Parties shall be liable for any action taken or not taken by it hereunder in accordance with the terms hereof and (ii) no agency relationship (in which the Administrative Agent or any Noteholder is the agent) exists among the Administrative Agent, the Collateral Trustee, the Noteholders and/or any other parties hereto as a result of this Agreement.
8.15 Assignments. Each Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under any Debt Instrument to any other Person (subject to compliance with any requirements under such Debt Instrument) and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Person in each case provided in such Debt Instrument; provided, however, that each Secured Party agrees that any assignment or transfer of any of its interest in any Debt Instrument shall be made expressly subject to the terms of this Agreement and each assignee or transferee, by accepting the benefits of the Shared Security Documents, shall be bound by and subject to the terms and conditions hereof.
8.16 Force Majeure. In no event shall the Collateral Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Collateral Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.
8.17 Invalidated Payments. If the Collateral Trustee or any Secured Party (a “Repaying Person”) receives any Shared Amount that is subsequently required to be returned or repaid by such Repaying Person to any Obligor, then each Secured Party to which any portion of such amount was paid shall promptly after request therefor by such Repaying Person repay such portion to such Repaying Person, without interest, and the amount so repaid shall be deemed not to have been paid to the Secured Parties making such repayment. If this Agreement shall have been terminated prior to such return or repayment, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.
8.18 New Intercreditor Agreement. The Collateral Trustee and the Noteholders agree that, at such time as all of the then outstanding Credit Agreement Obligations are Refinanced, they will enter into a new intercreditor agreement with the lenders providing such Refinancing upon such other lenders’ request, provided that (i) such new intercreditor agreement supersedes this Agreement, (ii) such new intercreditor agreement contains terms and conditions that are substantially similar to, and, in any event, no less favorable to the Noteholders than, those set forth in this Agreement, (iii) no Triggering Event has occurred and (iv) such new intercreditor agreement is executed at the time such Refinancing is consummated.
Intercreditor and Collateral Trust Agreement

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

WESTWOOD ONE, INC.
By	/s/ Gary J. Yusko
	Name:	Gary J. Yusko
	Title:	Chief Financial Officer

SUBSIDIARY GUARANTORS METRO NETWORKS COMMUNICATIONS, INC.
By	/s/ Gary J. Yusko
	Name:	Gary J. Yusko
	Title:	Chief Financial Officer

METRO NETWORKS COMMUNICATIONS, LIMITED PARTNERSHIP By METRO NETWORKS COMMUNICATIONS, INC., as General Partner
By	/s/ Gary J. Yusko
	Name:	Gary J. Yusko
	Title:	Chief Financial Officer

METRO NETWORKS, INC.
By	/s/ Gary J. Yusko
	Name:	Gary J. Yusko
	Title:	Chief Financial Officer

METRO NETWORKS SERVICES, INC.
By	/s/ Gary J. Yusko
	Name:	Gary J. Yusko
	Title:	Chief Financial Officer

Intercreditor and Collateral Trust Agreement

SMARTROUTE SYSTEMS, INC.
By	/s/ Gary J. Yusko
	Name:	Gary J. Yusko
	Title:	Chief Financial Officer

WESTWOOD NATIONAL RADIO CORPORATION
By	/s/ Gary J. Yusko
	Name:	Gary J. Yusko
	Title:	Chief Financial Officer

WESTWOOD ONE PROPERTIES, INC.
By	/s/ Gary J. Yusko
	Name:	Gary J. Yusko
	Title:	Chief Financial Officer

WESTWOOD ONE RADIO, INC.
By	/s/ Gary J. Yusko
	Name:	Gary J. Yusko
	Title:	Chief Financial Officer

WESTWOOD ONE RADIO NETWORKS, INC.
By	/s/ Gary J. Yusko
	Name:	Gary J. Yusko
	Title:	Chief Financial Officer

WESTWOOD ONE STATIONS – NYC, INC.
By	/s/ Gary J. Yusko
	Name:	Gary J. Yusko
	Title:	Chief Financial Officer

Intercreditor and Collateral Trust Agreement

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By	/s/ Ann Kerns
	Name:	Ann Kerns
	Title:	Vice President

THE BANK OF NEW YORK, not in its individual capacity but solely as Collateral Trustee
By	/s/ Scott I. Klein
	Name:	Scott I. Klein
	Title:	Assistant Treasurer

Intercreditor and Collateral Trust Agreement

NOTEHOLDERS AMERITAS LIFE INSURANCE CORP.
By:	Summit Investment Partners, as Agent

By	/s/ Andrew S. White
	Name:	Andrew S. White
	Title:	Managing Director - Private Placements

ACACIA LIFE INSURANCE COMPANY By: Summit Investment Partners, as Agent
By	/s/ Andrew S. White
	Name:	Andrew S. White
	Title:	Managing Director - Private Placements

NATIONWIDE MUTUAL INSURANCE COMPANY
By	/s/ Thomas S. Leggett
	Name:	Thomas S. Leggett
	Title:	Authorized Signatory

SCOTTSDALE INSURANCE COMPANY
By	/s/ Thomas S. Leggett
	Name:	Thomas S. Leggett
	Title:	Authorized Signatory

NATIONWIDE LIFE INSURANCE COMPANY
By	/s/ Thomas S. Leggett
	Name:	Thomas S. Leggett
	Title:	Authorized Signatory

Intercreditor and Collateral Trust Agreement

NATIONWIDE LIFE INSURANCE COMPANY OF AMERICA

By	/s/ Thomas S. Leggett
	Name:	Thomas S. Leggett
	Title:	Authorized Signatory

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY
By	/s/ Thomas S. Leggett
	Name:	Thomas S. Leggett
	Title:	Authorized Signatory

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	Babson Capital Management LLC, as Investment Adviser

By	/s/ Mark B. Ackerman
	Name:	Mark B. Ackerman
	Title:	Managing Director

C.M. LIFE INSURANCE COMPANY
By:	Babson Capital Management LLC, as Investment Sub-Adviser

By	/s/ Mark B. Ackerman
	Name:	Mark B. Ackerman
	Title:	Managing Director

MASSMUTUAL ASIA LIMITED
By:	Babson Capital Management LLC, as Investment Adviser

By	/s/ Mark B. Ackerman
	Name:	Mark B. Ackerman
	Title:	Managing Director

Intercreditor and Collateral Trust Agreement

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
By:	Prudential Investment Management, Inc., as investment manager

By	/s/ Paul Procyk
	Name:	Paul Procyk
	Title:	Vice-President

ALLSTATE LIFE INSURANCE COMPANY
By	/s/ Robert B. Bodett
	Name:	Robert B. Bodett
	Title:	Authorized Signatory

By	/s/ David Puckett
	Name:	David Puckett
	Title:	Authorized Signatory

BARCLAYS BANK PLC
By	/s/ Ross Taylor
	Name:	Ross Taylor
	Title:	Managing Director

RELIASTAR LIFE INSURANCE COMPANY By: ING Investment Management LLC, as Agent
By	/s/ Christopher P. Lyons
	Name:	Christopher P. Lyons
	Title:	Senior Vice President

SECURITY LIFE OF DENVER INSURANCE COMPANY (successor by merger to Southland Life Insurance Company)
By:	ING Investment Management LLC, as Agent

By	/s/ Christopher P. Lyons
	Name:	Christopher P. Lyons
	Title:	Senior Vice President

Intercreditor and Collateral Trust Agreement

ING LIFE INSURANCE AND ANNUITY COMPANY
By:	ING Investment Management LLC, as Agent

By:	/s/ Christopher P. Lyons
	Name:	Christopher P. Lyons
	Title:	Senior Vice President

MONUMENTAL LIFE INSURANCE COMPANY
By:	/s/ Bill Henricksen
	Name:	Bill Henricksen
	Title:	Vice President

NEW YORK LIFE INSURANCE COMPANY
By:	/s/ A. Post Howland
	Name:	A. Post Howland
	Title:	Corporate Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
By:	New York Life Investment Management LLC, its Investment Manager

By:	/s/ A. Post Howland
	Name:	A. Post Howland
	Title:	Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3)
By:	New York Life Investment Management LLC, its Investment Manager

By:	/s/ A. Post Howland
	Name:	A. Post Howland
	Title:	Director

Intercreditor and Collateral Trust Agreement

HARTFORD FIRE INSURANCE COMPANY
By:	Hartford Investment Management Company, its Agent and Attorney-in-Fact

By	/s/ Matthew J. Poznak
	Name:	Matthew J. Poznak
	Title:	Vice President

Intercreditor and Collateral Trust Agreement